ADDENDUM TO
                    PURCHASE AGREEMENT - DATED MARCH 1, 2001

This  Agreement  (the  "Addendum"),  effective  October  15,  2002,  between CFC
International, a Delaware corporation, ("CFC"), and Baxter Healthcare Corporation, a Delaware corporation, and its successors, affiliates and assigns ("Baxter"), amends the Purchase Agreement ("Agreement") between the two companies dated March 1, 2001.

1.  General Provisions
----------------------

All "terms and conditions" of the original Agreement will remain effective as stated in the Agreement with only the specific revisions as stated below. This addendum applies to CFC products B10EK black and B5603AB black.

2.0  Distribution
-----------------

Buyer agrees to purchase foil requirements for current users, which are wholly owned subsidiaries of Baxter Healthcare Corporation. Other locations can be added by mutual agreement of both parties.

3.0  Shipment of Products
-------------------------

Seller will ship Products F.O.B. Seller's manufacturing facilities - either Chicago Heights, IL. USA or Goppingen, Germany.

4.0  Price for Products
-----------------------

CFC will reduce the cost structure of black B10EK and black B5603AB as stated in
Exhibit 1 (new price list). Products shipped from Chicago Heights will be billed in U.S. dollars; products shipped from Germany will be billed in Euros.

10.0  Term
----------

The addendum will extend the contract until February 28, 2007.

13.0  Other Provisions
----------------------

Section 13.2 is deleted for B10EK and B5603AB.


Baxter Healthcare Corporation               CFC International, Inc.

---------------------------                  ---------------------------
Dave Valentini                               Greg M. Jehlik
Vice President, Purchasing/Supplier          President & Chief Operating Officer
Management
Date:                                         Date:

----------------------------
Mike Gatling
Corporate Vice President, Global
Manufacturing Operations
Date:

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Maria Johnson
Vice President of Operations,
Intercontinental
Date: